                                                                   EXHIBIT 10.34

                          SOFTWARE LICENSING AGREEMENT

                            FOR LICENSE TO DEVELOPERS

THIS AGREEMENT is made on July 23, 2001 by and between:

1. BT WIRELESS LIMITED, a company registered in England & Wales (registered no 2604354) whose registered office is at 81 Newgate Street, London, EC1A 7AJ, ("BT Wireless"); and

2. GEOWORKS UK LIMITED, a company registered in England with its registered offices at Lyme Green Business Park, Macclesfield, Cheshire, England SK11 0JP ("Geoworks")

     Individually referred to as a "Party" and collectively referred to as the "Parties".

WHEREAS

(A) BT Wireless and Geoworks intend to work together to provide Developers, which could include BT Wireless subsidiaries, with the AirBoss Client Software and the associated Software Development Kit ("SDK"), API's,
     Documentation, support and training to enable the development of Applications that can operate within a 2G, GPRS and 3G wireless environment utilising the BT Wireless properties.

(B) Geoworks wishes to provide their AirBoss Software free of charge for use in the EXPIDAS environment, to provide suitable hardware for the AirBoss Software on a loaned basis, and third party software, and to promote the platform with the BT Wireless development community. The initiative will result in the developer community gaining access to the SDK at no charge for development activities with a license requirement before Live Service can be launched. Geoworks also wishes to provide their AirBoss Software to BT Wireless, and BT Wireless wishes Geoworks to license the AirBoss Client Software and SDK to selected Developers upon the Developers' acceptance of the terms included in the SDK, such terms to be in the form attached as Appendix 4 ("SDK License Agreement").

(C) Geoworks and BT Wireless will sign a further software licensing agreement ("Software Licensing Agreement"), concurrent with this Agreement, which will permit BT Wireless to utilise the AirBoss Software in its facility, integrated into its network, for up to 1000 subscribers at any one time.

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                                       2

IT IS HEREBY AGREED:

1.   DEFINITIONS

     In this Agreement the following words shall bear the following meanings:

     "Application" means a software system, or design for a software system developed (utilising the SDK) licensed to BT Wireless and/or to Developers under this Agreement, that provides a set of user functions aimed at facilitating the delivery of content and functionality to BT Wireless customers and/or customers of BT Wireless subsidiaries;

     "Developer" means any developer, which would include a BT Wireless subsidiary, which has executed a Developer License (as defined below) with Geoworks;

     "Developer License" means a licence as described in clause 3(a) for the SDK and the AirBoss Client Software, provided free of charge from Geoworks to Developers, upon the Developers' acceptance of the SDK License Agreement.

     "Documentation" means the manuals, specifications and other documents provided with the AirBoss Software.

     "Effective Date" is the date the last Party executes this Agreement;

     "EXPIDAS" means BT Wireless Application Information Testing and Integration facility;

     "EXPIDAS Club" means the limited group of chosen parties which will have the benefit of use of EXPIDAS;

     "Live Service" includes the commercial launch of an Application, service or solution utilising the AirBoss Software on a BT Wireless associated network other than for development and testing purposes;

     "AirBoss Client Software" means that portion of the AirBoss Software that operates on wireless devices and which is dependent upon the server software within the AirBoss Software to enable it to function.

     "AirBoss Software" means Geoworks AirBoss(TM) Application Platform software consisting of 5 key software components:

     (a) Wireless application platform server software that integrates into and supports the wireless carrier network and back office infrastructure;

     (b) Mobile device API's and SDK's for the, Palm OS, Pocket PC, Windows CE and Windows 2000/NT platforms for C++ development environments:

          o    ABInet  API  -  client/server  API  for  web-based   applications
               development;

          o    ABMAT API - designed for client/server legacy systems;

     (c)  AirBoss Microbrowser supporting WML browser for the Palm OS;

     (d)  Pocket IE support for Pocket PC and Windows CE;

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                                       3

     (e)  Internet Explorer support for Windows 2000/NT;

     "Agreement" means this agreement;

     "Background Intellectual Property Rights" or "BGIPR" of a Party means any IPR of such Party, or any IPR acquired or licensed from a third party to such Party (including its affiliates), that is conceived, created, or developed prior to or independent of any work performed under this Agreement, whether or not such IPR is incorporated into a deliverable; but excluding Foreground IPR in all cases;

     "Equipment" means the equipment and software set out or referred to in Appendix 1;

     "Foreground Intellectual Property Rights" or "FGIPR" means any IPR that is conceived, created, developed or contracted to be developed by a Party in the course of performing work under this Agreement, whether or not such IPR is incorporated into or infringed by the exploitation of one or more deliverables, and shall include for greater certainty all IPR incorporated in deliverables that is not Background IPR;

     "Intellectual Property Rights" or "IPR" means any patent, registered or unregistered design, copyright, design right, trade mark, semi conductor topography right, know-how, or similar right exercisable in any part of the world whether registered or unregistered and shall include any applications for the registration of any patents or registered designs or trade marks or similar registerable rights in any part of the world. It includes BGIPR and FGIPR.

2.   TERM

     This Agreement shall take effect upon signature and shall remain in place for a period of two years extendable by written agreement between the Parties and subject to earlier termination in accordance with Clause 9.

3.   DUTIES OF THE PARTIES

     The Parties hereby agree:

     o    To collaborate  with each other and use all  reasonable  endeavours to
          carry  out  the  stated   activities  and  avoid  any  delay  in  such
          collaboration.

     o To make sure that the employees involved in the performance of the work required to be carried out by or referred to in this Agreement, possess the appropriate skills and experience. All work shall be carried out in accordance with all applicable laws and regulations.

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                                        4

     In particular, GEOWORKS shall:

     (a) Provide, install, set up and test to the parties' mutual satisfaction, at no cost, one (1) AirBoss server, including the AirBoss Software, the hardware and third party software within EXPIDAS which will be enabled with an appropriate licence for the AirBoss Server Software to support one (1) server. Geoworks will also provide, upon Developers' acceptance of the SDK License Agreement, unlimited AirBoss SDK Licenses from Geoworks to Developers for Geoworks AirBoss API's and SDK toolkits, free of charge. All testing will be to the mutual satisfaction of BT Wireless and Geoworks. Development Licences to Developers will be granted on the basis that each Developer accepts an SDK License Agreement. In the event Geoworks reasonably concludes that the testing referred to above is complete and BT Wireless disagrees, then Geoworks may terminate testing and BT Wireless can elect to terminate this Agreement on ten days' notice as its exclusive remedy.

     (b) Develop and maintain, over the term of this Agreement, AirBoss GSM/GRPS server and wireless device software for, but not limited to, the RIM Blackberry handhelds, Palm OS and Pocket PC platforms including a WML Browser for the RIM, Palm and Pocket PC Platforms at Geoworks' cost. Any withdrawal of support for a client device platform will only be by prior written mutual agreement between the Parties. Any BT Wireless request for support of a new client device or platform must be mutually agreed upon by both Parties.

     (c)  Provide  support  for  co-branded   products  or  BT  Wireless-branded
          GSM/GPRS/3G based API's SDK's WML Browsers, documentation and related developer resources.

     (d) Help to define the requirements and assist BT Wireless in the implementation and launch of a BT Wireless-branded developer programme for the AirBoss Software.

     (e) Provide Support Services, Maintenance Services, Training Services, Updates, upgrades and Documentation and software licences described or referred to in Appendix 3.

     (f) Notify BT Wireless as far in advance as practicable of any prepared patches, upgrades, new versions and/or new releases of any of the AirBoss Software and SDK and related Documentation.

     (g) Provide reasonable assistance, as mutually agreed, to support BT Wireless activities in Marketing and Publicising EXPIDAS.

     In particular, BT Wireless shall in addition to the benefits outlined in Appendix 2:

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                                       5

     (a) Adequately staff and train sales, marketing, operational, professional service and technical support personnel sufficient to perform BT Wireless' obligations under this Agreement.

     (b) Include Geoworks as a member of the EXPIDAS Club as outlined in Appendix 2.

     (c)  Provide Tier One Support to Developers as set out in Appendix 3.


4.   BT WIRELESS AND GEOWORKS 'S INTELLECTUAL PROPERTY RIGHTS

4.1  Ownership

     (a)  Each Party shall maintain all rights in and title to its own BGIPR.

     (b) All rights in and title to FGIPR shall vest in the originating Party, as no joint origination is contemplated.

     (c) So long as any Applications developed by Developers do not contain any portion of the AirBoss Software or any other Geoworks BGIPR or FGIPR, BT Wireless or Developer shall retain all right, title and interest in the Applications. To the extent that any Applications include the AirBoss Software or portions thereof, or require the AirBoss Software or portions thereof in order to function properly, Geoworks retains all right and interest in such AirBoss Software and portions thereof incorporated into the Applications or required by the Application in order to function.

4.2  Licences

     (a) Subject to Clause 4.2(h), Geoworks hereby grants to BT Wireless, for the term of this Agreement and subject to the terms and conditions set forth in this Agreement and in Appendix 3, a limited, non-transferable, non-exclusive, license and right to use one copy of the AirBoss Software and the Documentation for the purposes of: (a) promoting the AirBoss Software to Developers; (b) demonstrating the AirBoss Software to potential Developers; (c) providing training and support to employees and Developers in accordance with BT Wireless' obligations under this Agreement (d) installing and testing AirBoss Client Software to Developers receiving the AirBoss Client Software from BT Wireless pursuant to this Agreement.

     (b) If BT Wireless provides copies of the AirBoss Client Software and SDK to Developers, BT Wireless will ensure that Developers enter into with Geoworks an SDK License Agreement. If the copies of the AirBoss Client Software and SDK are provided directly to Developers by Geoworks, the execution of the Developer License is Geoworks' responsibility.

     (c) The license rights provided in clause 4.2(a), are provided to BT Wireless and Developers free of license fees provided that BT Wireless and Developers do not use Applications in Live Service.

     (d) In addition to the license rights provided under this Clause 4, Geoworks will provide one (1) AirBoss server hardware configuration to BT Wireless on the basis it is on loan to BT Wireless. Such hardware configuration shall be returned to Geoworks upon any termination of this Agreement in accordance with clause 9.

     (e) BT Wireless shall reproduce any proprietary rights notices of Geoworks and/or contributing third parties, if any, contained in or on all partial or complete copies of the AirBoss software and documentation on all partial or complete copies of the AirBoss Software or Documentation.

     (f) BT Wireless may not sublicense, assign, or otherwise transfer any of its rights in the licenses set forth herein to any third party save to a BT Wireless subsidiary upon the same terms as this Agreement and any attempt to do so shall be null and void and be cause for immediate cancellation of the Agreement.

     (g) Other than as expressly provided in this Agreement or in the separate Software Licensing Agreement, BT Wireless may not modify the AirBoss Software or Documentation or place them into Live Service without prior written permission from Geoworks, such consent not to be unreasonably withheld or delayed and subject to appropriate terms being agreed. BT Wireless agrees not to decompile, disassemble, or otherwise reverse engineer the AirBoss Software.

     (h) BT Wireless agrees not to duplicate or reproduce the AirBoss Software in whole or in part, except as expressly provided in this Agreement. BT Wireless may make one copy of part or all of the AirBoss Software and Documentation for back-up purposes, including the making of any copies that may be required to be made to enable a move of the server hosting the AirBoss Software from one BT Wireless location to another. BT Wireless must give Geoworks reasonable notice of such a move. BT Wireless agrees that any such copy shall include the copyright, trademark and proprietary information notices of Geoworks. BT Wireless shall be entitled to copy the Documentation and SDK or reproduce it on an EXPIDAS web site to be made available to Developers. For this purpose, Geoworks will ensure that BT Wireless has available to it at all times the latest release of the SDK consistent with the appropriate release of the version of the AirBoss Software within EXPIDAS.

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                                       7

5.   CONFIDENTIALITY AND PUBLICITY

5.1 This Agreement is subject to the confidentiality, disclosure and other provisions contained in the Mutual Confidentiality Agreement in place between the Parties and effective March 19, 2001.

5.2 Neither Party shall make any announcement, circular, press release, advertisement or publicity, which concerns this Agreement or other related matter without the other party's prior written consent, which shall not be unreasonably withheld. Notwithstanding the foregoing, Geoworks and BT Wireless shall mutually develop a press release related to BT Wireless' license, deployment and rights related to the AirBoss Software. Such press release will be developed with a reasonable timeframe and is subject to agreement by both Parties.

6.   INTELLECTUAL PROPERTY INDEMNITY

6.1 If a third party brings any claim, proceeding and/or suit against BT Wireless alleging that the access to or use of the AirBoss Software or SDK or Documentation infringes any third party Intellectual Property Right ("Infringement Claims"), then Geoworks shall be responsible, at its own expense, for defending, or at its option, settling, the Infringement Claim and shall indemnify BT Wireless or relevant BT Wireless subsidiary against any costs, damages, liabilities, losses or expenses incurred by BT Wireless or relevant BT Wireless subsidiary arising from the Infringement Claims. Geoworks shall immediately on becoming aware of such Infringement Claim, notify BT Wireless or relevant BT Wireless subsidiary promptly in writing.

6.2 Geoworks' obligations under this Clause shall be conditional on BT Wireless or relevant BT Wireless subsidiary (i) promptly advising Geoworks in writing of any such Infringement Claim, (ii) making no admission as to liability or agreement to any settlement or compromise of any such Infringement Claim without Geoworks' prior written consent, (iii) giving Geoworks, at its request, sole conduct or any defence or any related settlement negotiations, and (iv) co-operating fully with Geoworks and providing Geoworks with all reasonably required assistance in the defence or settlement of such Infringement Claim.

6.3 In the event that a claim of infringement is made against Geoworks or BT Wireless a relevant BT Wireless subsidiary or if Geoworks reasonably believes that such a claim will be made, Geoworks, at its option and in lieu of indemnification, may (a) procure for the other Party the right to use the Geoworks Software without patent or copyright infringement; (b) modify the Geoworks Software to make it non-infringing provided that is shall continue to deliver the same or equivalent functionality as described in the Documentation and has no other material adverse effects for BT Wireless and/or its relevant subsidiary; (c) replace the Geoworks Software with substantially equivalent software that is non-infringing and which delivers the same or equivalent functionality as described in the Documentation and has no other material adverse effects for BT Wireless and its subsidiaries. If Geoworks and BT Wireless reasonably determine that (a), (b) or (c) above cannot be achieved on commercially practicable terms, then Geoworks may direct BT Wireless and/or the relevant BT Wireless subsidiary to cease use of the AirBoss Software.

6.4 Despite the foregoing, Geoworks shall have no indemnification obligation with respect to claims that could have been avoided (i) by using more current releases of the AirBoss Software that have been made available to BT Wireless; (ii) had BT Wireless or the user not modified the AirBoss Software without Geoworks' written approval; and (iii) if the AirBoss Software were being used in isolation rather than in combination with other technology save as contemplated by this Agreement. The foregoing provisions of this Clause state the entire liability of Geoworks and the sole remedy of other Party with respect to any Infringement Claim in connection with the Geoworks Software or the use or dealing therewith.

7.   COSTS AND EXPENSES

     Each Party shall be responsible for the costs and expenses of performing its obligations under this Agreement or an Appendix, unless specifically stated otherwise, and for any costs and expenses involved in the preparation and negotiation of this Agreement.

8.   WARRANTY AND INDEMNITY

8.1 Subject to the terms and conditions of this Agreement, Geoworks warrants that for a period of ninety (90) days from the date of completion of installation, set up and testing under clause 3(a) above, Errors (as defined in Appendix 3) of the Geoworks Software will be rectified as soon as practicable and free of charge. Geoworks makes no other warranties, express or implied, for the AirBoss Software or any services provided under this Agreement. All claims and remedies under the foregoing warranty are limited as provided in this Agreement.

8.2 If the AirBoss Software does not conform to the limited warranty stated in clause 8.1 Geoworks, at its option, shall either (i) provide maintenance modifications or otherwise remedy such non-conformance, (ii) replace the Geoworks Software with software that conforms to such limited warranty and delivers the functionality described in the Documentation,

8.3 Each Party agrees to indemnify and hold harmless the other Party against any loss, liability, damage or expense, which it may incur as a result of the failure of the

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                                       9

     indemnifying Party to comply with its obligations under this Agreement or negligence. In no circumstance will either Party be liable to the other whether in contract, tort (including negligence) or howsoever otherwise in respect of any indirect or consequential loss, loss of revenue, profits or business, loss of use or data whether such loss was foreseen or not or if the Party has been advised of the possibility of incurring the same.

8.4 The Parties' maximum aggregate liability to each other arising out of or in connection with this Agreement, whether in contract, tort (including negligence) or otherwise shall (except for damages resulting from a breach of Clause 5 and except for the intellectual property indemnity which are in addition) in no circumstances exceed US$250,000.

9.   TERMINATION, CONSEQUENCES OF TERMINATION AND SURVIVING CLAUSES

9.1 In the event that either Party or its assignee is in material breach of its obligations herein and does not correct such breach within 30 days of notification by the other Party then without prejudice to its existing rights and remedies at law, the other Party shall have the right to terminate this Agreement.

9.2 Either Party may terminate this Agreement forthwith on written notice if the other Party or its assignees shall be or be declared insolvent, enter into liquidation, receivership, administrative receivership, administration, a company voluntary arrangement, or any bankruptcy proceedings or any circumstances arise which would entitle a court to make a winding up order or any similar proceedings or events or their equivalent in any relevant jurisdiction.

9.3 In the event of termination as defined above, the Party not in breach shall have the right to terminate any rights granted in accordance with Clause 4 and any Information supplied shall be returned to the party which disclosed it. Additionally, BT Wireless shall return to Geoworks the AirBoss Server hardware configurations loaned to BT Wireless.

9.4 Termination of this Agreement shall be without prejudice to any rights that may have accrued to either Party prior to the date of termination.

9.5 Notwithstanding termination of this Agreement for any reason, Clauses 1, 4.1, 5, 6, 7, 8, 9 and 10 of this Agreement shall nevertheless survive termination.

10.  MISCELLANEOUS

10.1 Either Party may transfer or assign any of its rights and obligations under this Agreement to any subsidiary or holding company of that Party or any subsidiary of either of them from time to time provided that the other Party gives its written consent, which shall not be unreasonably withheld or delayed. Either Party may, however, without the other party's

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                                       10

     consent, assign this agreement to a third party who acquires all or substantially all of such party's business.

10.2 The relationship of the Parties hereunder are those of two independent parties and each Party is not an employee, agent or partner of the other Party. Neither Party shall have any authority whatsoever to make any binding agreement or incur any obligation, liability and/or make any representation(s) on behalf of the other.

10.3 Nothing in this Agreement shall prevent either Party from pursuing independent research or developing products which may compete with the Applications, provided that in doing so, no use is made of the other Party's Information, Intellectual Property Rights and Background and/or Foreground Intellectual Property Rights, unless the Information and/or Intellectual Property Rights and Background and/or Foreground Intellectual Property Rights have been licensed to that Party without any restriction as to their usage.

10.4 Any variations to this Agreement shall be mutually agreed between the Parties in writing and recorded hereto as an amendment to this Agreement.

10.5 This Agreement shall be governed by English Law and be subject to the non-exclusive jurisdiction of the English courts.

10.6 No person other than a Party to this Agreement shall be entitled to enforce any term of it save that where an agreement is entered into pursuant to which any rights and/or obligations contained in this Agreement are assigned, nothing in this clause 10.7 shall, of itself, operate to prevent the assignee from taking the benefit of, and enforcing, any rights so assigned.

10.7 In the event that BT Wireless generates a standard agreement governing the detailed terms and conditions of membership of the EXPIDAS Club, such as security, co-operation as to timing of the use of EXPIDAS, restrictions on the types of Applications which may be created using EXPIDAS and other matters Geoworks will enter into such agreement on terms no less favourable than those extended to other members of the EXPIDAS Club or if Geoworks fails to do so, BT Wireless can elect to terminate this Agreement on thirty
     (30) days notice as its exclusive remedy. There is no current payment obligation for membership of the EXPIDAS Club.

10.8 The terms and conditions of this Agreement shall apply only to BT Wireless' and its Developers' use of the AirBoss Software as part of BT Wireless' EXPIDAS developer program. Any use of the AirBoss Software in a production or commercial environment must be preceded by the execution of a further software licensing agreement between the parties.

10.9 Notices: Any notices required or permitted to be given unde this Agreement shall be deemed sufficiently given if delivered by hand, mailed by registered mail, postage prepaid

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                                       11

     and return receipt requested or sent by overnight courier (with a confirmation of delivery obtained) to the address indicated below:

     If to Geoworks to:

     Geoworks UK Limited
     Lyme Green Business Park,
     Macclesfield,
     Cheshire,
     SK11 0JP
     England
     Att: Managing Director


     If to BT Wireless

     BT Wireless Limited
     PPZ.W.41
     Slough
     SL1 4DX
     Att: Head of Applications Development
          John Waterfield


AS WITNESS the duly authorised representatives of the Parties hereto have signed this Agreement on the date hereof:


SIGNED by //P.H. Lisle//                             )
For and on behalf of BT WIRELESS LIMITED             )
in the presence of: //S. Newstead//                  )




SIGNED by //Dave Pepe//                              )
For and on behalf of GEOWORKS UK                     )
LIMITED  in the presence of: //D. Gottdenker//       )

                                   APPENDIX 1

    EQUIPMENT AND SOFTWARE TO BE LOANED BY GEOWORKS TO BT WIRELESS LIMITED1


--------------------------------------------------------------------------------
                             AirBoss Server Hardware
--------------------------------------------------------------------------------
     Compaq ProLiant DL380 - Dual P3-800 MHz Pentium Processor
--------------------------------------------------------------------------------
     512 MB RAM (minimum)
--------------------------------------------------------------------------------
     Dual Ultra SCSI Controllers
--------------------------------------------------------------------------------
     Two 9GB SCSI hard disks (Duplex configuration)
--------------------------------------------------------------------------------
     10/100-Base T Ethernet Adapter Card
--------------------------------------------------------------------------------
     3.5" 144 MB Floppy Drive
--------------------------------------------------------------------------------
     4mm 4/8 GB DAT Drive
--------------------------------------------------------------------------------
     CD ROM Drive (24X)
--------------------------------------------------------------------------------
     Color Monitor (17")
--------------------------------------------------------------------------------
     4 M High Resolution Graphics Card (Capable of 1280 x 1024)
--------------------------------------------------------------------------------
     Keyboard / Mouse
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                        AirBoss Server 3rd-Party Software
--------------------------------------------------------------------------------
     Sun(R) Solaris(TM) 8 Operating Environment, Intel Platform Edition. Required Solaris patches for Compaq DL 380:

          o    CPQary - Compaq    Array     Controller,     Version=1.1.1,
               Rev=2000.01.26.02.20

          o    CPQary2 - Compaq   Second   Generation   Array   Controllers,
               Version=1.3.0, Rev=2001.02.02.01.30
--------------------------------------------------------------------------------
     Sun Java Web Server v2.0

          o With Java Web Server 2.0 Patch 4 for Solaris (modified for Intel-based hardware)
--------------------------------------------------------------------------------
     Oracle 8i Enterprise Edition - Release 3(8.1.7) for Solaris Intel
--------------------------------------------------------------------------------

                                   APPENDIX 2

                          BENEFITS OF THE EXPIDAS CLUB


     o Access to EXPIDAS, a world class leading edge capability consisting of a miniature replica of BT Cellnet's networks

     o Access to EXPIDAS developer booths at Ealing Studios with dedicated time slots

     o    "Plug and Play" capability

     o    Regular communication with other Developers

     o    Availability of showcase facility

     o    Access to targeted global developer community

     o BT Wireless European and Asian brand presence coupled with own brand presence

     o    Applications and services in a live environment

                                   APPENDIX 3

           SUPPORT SERVICES, MAINTENANCE SERVICES, TRAINING SERVICES,
                  UPGRADES AND DOCUMENTATION, SOFTWARE LICENCES


Additional Definitions

"Bug Fixes or Error Corrections" shall mean software patches, workarounds, and all Updates containing software-correcting Errors provided by Geoworks to BT Wireless pursuant to this Agreement.

"Error" shall mean a failure of the AirBoss Software to operate or perform in accordance with or otherwise fail to meet the specifications as described in the software user Documentation.

"Problem Determination" shall mean isolation of a problem as either an Error or a problem of another nature with the system (e.g., BT Wireless operational, database, hardware/firmware, interfacing product, software and hardware other than Geoworks').

"Tier One Support" shall mean the single point of contact for Developer problems and technical assistance, which could be via an EXPIDAS web site. This includes restoring system outages and Problem Determination.

"Tier Two Support"Tier Two Support personnel serve as technical resources to the Tier One Support personnel to provide reasonable limited assistance in answering Developer queries, analysing reported troubles, offering workarounds, and/or performing scheduled and unscheduled maintenance. Tier Two Support personnel assist the Tier One Support personnel in the diagnosis of problems, if necessary, after Tier One Support has provided reasonable Problem Determination efforts. Tier Two Support personnel engage the Tier Three Support personnel, if appropriate.

"Tier Three Support" After Tier One Support Personnel have isolated a problem to an Error in the AirBoss software, Tier Three Support personnel will provide Tier 3 Support, including Bug Fixes or Error Corrections.

"Updates" shall mean a modification to the AirBoss  Software which  incorporates
corrections   of  Errors  and  which  may  also  provide   minor   functionality
improvements as designated by Geoworks.

"Upgrades" shall mean a new release of the AirBoss Software providing additional functionality and which is not an Update.

Support and Maintenance Services

BT Wireless will provide Developer with Tier One Support. BT Wireless will not direct any Developer to contact Geoworks for Tier One Support. Provided BT Wireless has timely and properly performed Tier One Support and the Error has been isolated to a problem with the AirBoss Software, Geoworks will promptly provide BT Wireless at no cost with Tier Two Support and Tier Three Support. Subject to any BT Wireless security and health and safety at work requirements, BT Wireless will provide Geoworks with full AirBoss system access and privileges, both on-site and remotely, twenty-four hours per day, seven days per week as necessary for Geoworks to provide Tier Two Support and Tier Three Support. Subject to compliance with any BT Wireless security requirements and server availability BT Wireless will provide Geoworks with appropriate access, as soon as it is available, including Telnet and FTP access, to the AirBoss server, both on-site and remotely, on a reasonable efforts basis, twenty-four hours per day, seven days per week (and subject to any matters outside the control of BT Wireless which may prevent this) in order for Geoworks to provide Tier Three Support.

Geoworks will provide at no cost maintenance for the currently available and one prior major release of the AirBoss Software. In no event will Geoworks support any release for more than a two year period.

Training Services

Geoworks shall provide to BT Wireless the following training:

Geoworks will provide at no cost one (1) session of each of the following training workshops to BT Wireless. The Parties will agree upon the location for delivering the training workshops. One copy of the training materials will be provided to BT Wireless and BT Wireless may make as many copies as necessary to meet their obligations under the Agreement and this Appendix 3.

--------------------------------------------------------------------------------
         Course                     AirBoss Customer Support Training
--------------------------------------------------------------------------------
Objective                 At the end of this training, participants will be able
                          to appropriately  gather information,  diagnose common
                          browser problems, and enable callers in some instances
                          to fix problems and to perform Tier One Support.
--------------------------------------------------------------------------------
Audience                  Tier  One  Support  representatives or their trainers.
                          Size: 4-12.
--------------------------------------------------------------------------------
Description               Participants  get hands-on  experience  with key tasks
                          including  the  following:  installing  AirBoss  on  a
                          mobile device (through a PC), configuring AirBoss on a
                          mobile device, querying the AirBoss database to verify
                          customer   provisioning,   testing  a  mobile  device,
                          reading server event logs, and trouble-shooting common
                          problems.
--------------------------------------------------------------------------------
Duration                  1 day
--------------------------------------------------------------------------------

Additionally, Geoworks will provide four (4) sessions of the following training workshop to BT Wireless and Developers. The Parties will agree upon the location for delivering the training workshops. One copy of the training materials will be provided to BT Wireless and BT Wireless may make as many copies as necessary to meet their obligations under the Agreement and this Appendix 3.

--------------------------------------------------------------------------------
         Course                          ABInet SDK Developer Training
--------------------------------------------------------------------------------
Objective                 At the end of this training, participants will be able
                          to identify the key  components  of the ABInet SDK and
                          discuss how an application was developed.
--------------------------------------------------------------------------------
Audience                  Developers using the SDK to create Applications.
--------------------------------------------------------------------------------
Description               Topics covered include: ABInet API overview,  Customer
                          Support    Call    Management    (CSCM)    Application
                          demonstration,  ABInet API  specifications,  CSCM Pull
                          Flow and API usage, CSCM system view and ABInet usage,
                          CSCM Push Flow and API usage.
--------------------------------------------------------------------------------
Duration                  1/2 day
--------------------------------------------------------------------------------

Upgrades

During the term of the Agreement, Geoworks will provide, at no cost, upgrades to the SDK and the Geoworks Software subject to the license grants and restrictions in this Agreement, when such upgrades are defined by Geoworks to its licensees generally.

Documentation

AirBoss Software Documentation will be delivered concurrent with the delivery of the AirBoss software at no cost. BT Wireless will receive one (1) copy of the user Documentation on CD-ROM and has the rights to make unlimited copies for use with the AirBoss Software as allowed under the Agreement and in this Appendix Three. All Documentation will be updated on a rolling basis to ensure that all changes to the Air Boss Software are accurately reflected in such Documentation. All update documentation will be delivered on CD-ROM and clearly marked which version or release of the AirBoss Software is reflected by such Documentation.

In order to maintain effective communication with Expidas developers Geoworks will, dependent upon mutual agreement between the Parties on timing and content:,

     (i)  provide advance timetable of any pre-release information;

     (ii) provide in any pre-release information pack any changes including any changes in functionality, faults fixed, changes to performance, known faults still remaining;

     (iii)grant  rights to BT  Wireless  to release  aspects of the  pre-release
          information  to  developers  and  make  the  pre-release   information
          available via the EXPIDAS web site.


Software Licences
In Live Service:

     If and when any AirBoss Software or anything provided under Appendix 3 are agreed to be sold or provided by Geoworks it shall be at ###.

                                   APPENDIX 4

                          AirBoss Application Platform
                     Software Development Kit (SDK) License

Geoworks Corporation
960 Atlantic Avenue
Alameda, CA 94501

By accepting this license agreement, you, as a third party developer (Developer) agree that Geoworks Corporation, a Delaware Corporation, and its wholly owned subsidiaries (Geoworks) grants you a non-exclusive license to use the Geoworks' AirBoss Application Platform Software Development Kit (SDK), AirBoss Microbrowser Client Software, and related documentation (Documentation), collectively "Software", subject to the following terms and conditions, and that developer accepts such terms and conditions

     WHEREAS Developer has indicated its desire to become a participant in the Geoworks Application Platform Software Developer Program (Program);

     WHEREAS, in connection with the Program, Geoworks may provide to Developer the Software and support (Support);

     WHEREAS, Geoworks has agreed to provide the Software and Support to Developer subject to and in accordance with the terms and conditions hereunder;

     WHEREAS, Developer wishes to participate in the Program and utilize the Software and Support to develop certain application programs;

NOW THEREFORE, in consideration of the premises and mutual representations and covenants contained herein, the parties agree as follows:

     1. Term. The term of this Agreement shall be for a period of twelve (12) months commencing on the Effective Date, unless otherwise terminated as provided herein. Thereafter, this Agreement may be renewed for successive terms of 12 months (Renewal terms) each unless otherwise terminated as provided herein.

     2. Software Development Kit. Upon execution of this Agreement, Developer is authorized to receive the Software that currently supports the AirBoss Application Platform as described in its Documentation. Use of the Software requires access to the AirBoss Application Platform server software and Developer may be assigned up to a maximum of five
          (5) registered user access accounts at any one time, each allocated for a six (6) month period. Individual user access accounts will be established by Geoworks upon receipt of a Registration Form completed by each user. Developer shall be responsible for acquiring any hardware or third party software or services necessary to use the Software, including but not limited to laptop computer, hand held device, modem etc. Developer shall also be responsible for making service arrangements with a wireless service provider supported by the Program and/or for obtaining an Internet connection.

     3. License Grant. Developer is hereby granted a non-exclusive, personal, non-transferable, non-commercial license to utilize the Software and Documentation furnished under Section 2 for the Term of this Agreement for the sole purposes of: (a) developing client applications; (b) demonstrating the client applications to potential customers at

          Developer's facility; (c) using the Documentation in support of the above noted authorized uses; and (d) making one (1) copy of the Software for archival or backup purposes. This copy shall bear all copyright and proprietary notices of Geoworks appearing on or in the original material, as furnished by Geoworks to Developer.

     4. License Restrictions. The Developer shall not use the Software for any use which is not specified in this Agreement including but not limited to (a) its use for internal data processing or for processing customer data; (b) any commercial purposes; or (c) renting, leasing, granting a security interest in, transferring right, electronically distributing the Software by interactive cable or remote processing services or otherwise distributing the Software.

     5. Confidentiality. Developer shall hold the Software in confidence for the benefit of Geoworks, and restrict disclosure of the Software solely to those employees of Developer having a need to know, and who have signed confidentiality agreements with Developer. Developer shall not disclose the Software, in whole or in part, to any third party unless Geoworks expressly agrees in writing to such disclosure. Developer shall not reverse engineer, decompile, decompose, disassemble, or decode the Software or any portion thereof or derive any source code or algorithms therefrom. Developer shall be deemed to have met its obligations under this Section if it uses the same standard of care for Software that Licensee utilizes for its own proprietary software, but no less than a reasonable standard of care. Developer's obligations to keep the Software confidential shall continue in effect until Geoworks informs Recipient, in writing, that the Software is no longer deemed confidential by Geoworks. This Agreement supersedes all previous and contemporaneous communications, written or oral, with respect to the confidentiality of the Software.

     6. Ownership of Software. The Software and Documentation shall be deemed the property of Geoworks and Developer agrees that it shall not be reproduced or copied except as permitted above, and that upon request, or upon completion of this Agreement, all such Software and Documentation in tangible form, including all copies thereof, will be returned to Geoworks, and all such Software shall be erased from Developer's computer systems and written confirmation thereof provided to Geoworks. Nothing contained in this Agreement shall be construed as granting or conferring any rights (other than those specifically set forth hereunder) by license or otherwise in any Software disclosed to the Developer, or in any proprietary rights related thereto.

     7. Ownership of Applications. So long as any applications developed by Developer (Applications) do not contain any portion of the Software or any other Geoworks proprietary or intellectual property, Developer shall own all right, title and interest in the Applications. To the extent that any Applications include the Software or portions thereof, or require the Software or portions thereof in order to function properly, Geoworks retains all right title and interest in such Software and portions thereof incorporated into the Applications or required by the Application in order to function.

     8. No Rights to Sublicense. In the event Developer desires to license, sell, distribute or otherwise provide Applications to a third party and such Applications include the Software, or portions thereof, or require Software or portions thereof in order to function, Developer acknowledges and agrees that such license, sale, distribution or provision may not be exercised by Developer unless Geoworks first agrees to license the Software to such third party under terms and conditions acceptable to Geoworks.

     9. Export. Developer acknowledges that any commodities and/or technical data provided under this Agreement is subject to the Export Administration Regulations ("the EAR") administered by the U.S. Commerce Department and that any export or re-export thereof must be in compliance with the EAR. The receiving party agrees that it shall not export or re-export, directly or indirectly, either during the term of this Agreement or after its expiration, any commodities and/or technical data (or direct products thereof) provided under this Agreement in any form to destinations in Country Groups D:1 or E:2, as specified in Supplement No. 1 to Part 740 of the EAR, and as modified from time to time by the U.S. Department of Commerce, or to destinations that are otherwise controlled or embargoed under U.S. law.

     10. Governing Law. This Agreement shall be governed by and construed under the substantive laws of the State of California. The parties hereby agree that any disputes arising under this Agreement shall be brought exclusively within the state and federal courts located in the State of California. In the event of a breach or threatened or intended breach of this Agreement by Developer, Geoworks, in addition to any other rights and remedies available to it at law or in equity shall be entitled to injunctive relief, enjoining and restraining such breach. The prevailing party in any action related to this Agreement shall be entitled to recover its reasonable attorneys' and experts' charges.

     11. DISCLAIMER OF WARRANTY AND LIMITATION OF LIABILITY. THE SOFTWARE IS PROVIDED TO DEVELOPER "AS IS" AND GEOWORKS MAKES NO REPRESENTATIONS AND EXTENDS NO WARRANTIES, EXPRESS OR IMPLIED, WITH RESPECT TO THE SOFTWARE, INCLUDING BUT NOT LIMITED TO, THE WARRANTY AGAINST INFRINGEMENT OF PATENTS OR OTHER INTELLECTUAL PROPERTY RIGHTS AND THE IMPLIED WARRANTIES OF MERCHANTIBILITY AND FITNESS FOR ANY PARTICULAR PURPOSE, EVEN IF GEOWORKS HAS BEEN MADE AWARE OF SUCH PURPOSE. IN NO EVENT SHALL GEOWORKS OR ANY OF ITS AFFILIATES BE LIABLE FOR ANY DAMAGES INCURRED BY DEVELOPER, INCLUDING ANY LOST PROFITS OR OTHER INCIDENTAL OR CONSEQUENTIAL DAMAGES, RELATING TO THE SOFTWARE, WHETHER IN AN ACTION IN CONTRACT OR TORT. DEVELOPER EXPRESSLY ASSUMES ALL SUCH RISKS AND LIABILITIES, IF ANY. IN ANY EVENT, DEVELOPER'S LIABILITY UNDER THIS AGREEMENT SHALL NOT EXCEED ONE HUNDRED DOLLARS ($100.00).

     12. Termination. Geoworks shall have the right to terminate this Agreement in the event any breach by Developer is not cured within 30 days of notice thereof or immediately in the event of any breach under section 4 hereof. Either party shall have the right to terminate this Agreement on ninety days' notice to the other party. Upon termination or expiration of this Agreement, all Software and Documentation will be returned to Geoworks and deleted from any magnetic media remaining in Developer's possession.

     13. Independent Contractors. This Agreement does not create any partnership or agency relationship of any kind and the parties shall be considered independent contractors. Neither party has the right or authority to assume or create any obligations or to make any representations or warranties on behalf of any other party, whether express or implied, or to bind the other party in any manner whatsoever.

     14. Survival. The provisions of this Agreement regarding confidentiality, warranties, liability, and all others that by their sense and context are intended to survive the termination or expiration of this Agreement survive and continue in effect.

     15. Assignment. This Agreement shall not be assignable or transferable (by insolvency proceedings, mergers, consolidation, purchase, operation of law or otherwise) by Developer without the written consent of Geoworks. Any such purported assignment or transfer shall be void without such written consent.

     16. Publicity. Developer consents to and hereby grants to Geoworks the right to use Developer's name in any Geoworks advertising or Geoworks publication regarding Developer's participation in the Geoworks Application Platform Software Developer Program.